UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2008
                                                          --------------

                           Portec Rail Products, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                    0-50543                  55-0755271
------------------------------      ------------------       ------------------
(State or Other Jurisdiction)       (Commission File No.)   (I.R.S. Employer
      of Incorporation)                                      Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania                 15238
-----------------------------------------------                 -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition
           ---------------------------------------------

     On August 1, 2008, Portec Rail Products, Inc. issued a press release announcing its financial results for the quarter and six months ended June 30, 2008. The press release is attached as Exhibit 99.1 to this report.

     This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         Financial statements of businesses acquired. Not Applicable.

(b)         Pro forma financial information. Not Applicable.

(c)         Shell company transactions. Not Applicable.

(d)         Exhibits.

            The following Exhibit is attached as part of this report:

            99.1     Press release of Portec Rail Products, Inc. dated
                     August 1, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PORTEC RAIL PRODUCTS, INC.



DATE: August 1, 2008                   By: /s/ John N. Pesarsick
                                           -----------------------------------
                                           John N. Pesarsick
                                           Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press release of Portec Rail Products, Inc. dated
                           August 1, 2008.